Exhibit 99.1

Chardan Healthcare Acquisition Corp. Announces Amendment to Merger Agreement with BiomX Ltd.

NEW YORK and NESS ZIONA, Israel, October 11, 2019 /PRNewswire/ -- Chardan Healthcare Acquisition Corp. (NYSE: CHAC, "CHAC"), a special purpose acquisition company ("SPAC") sponsored by affiliates of Chardan Capital Markets LLC ("Chardan") and BiomX Ltd. ("BiomX"), a microbiome company developing both natural and engineered phage therapies, announced today that they entered into an amendment to their definitive agreement.

In connection with the amendment:

•	Investors have committed or are expected to commit to an additional purchase of $5.0 million of CHAC shares. Cornix Advisors, LLC, an affiliate of Chardan, has entered into a securities purchase agreement with a current shareholder of CHAC to purchase $2.0 million of CHAC shares at $10.35 per share. Current shareholders of BiomX are expected to enter into similar share purchase agreements for $3.0 million of CHAC shares, also at $10.35 per share.
•	The minimum closing condition was increased from $50 million to $55 million of cash in CHAC’s escrow trust account available at closing.
•	The backstop agreement pursuant to which Chardan Securities, LLC agreed to purchase up to $2.5 million of CHAC shares in the event that the aggregate investment amount is less than $50 million has been amended to reflect a new minimum aggregate investment amount of $55 million.
•	The agreement of Chardan Investment LLC to cancel up to 500,000 CHAC shares in the event that the aggregate investment amount is less than $70 million was terminated.

A copy of the supplement to the definitive proxy statement relating to the amendments described above is available for review on the SEC’s website at www.sec.gov.

About Chardan Healthcare Acquisition Corp.
CHAC is a special purpose acquisition company formed for the purpose of effecting a merger, acquisition, or similar business combination. CHAC raised $70.0 million in December 2018 for the purpose of combining with a public or privately-held operating business. CHAC was founded and sponsored by affiliates of Chardan . CHAC is Chardan's fifth publicly traded acquisition vehicle.

About BiomX
BiomX is a microbiome company developing both natural and engineered phage cocktails designed to target and destroy bacteria that affect the appearance of skin, as well as harmful bacteria in chronic diseases, such as IBD, PSC, and cancer. BiomX discovers and validates proprietary bacterial targets and customizes phage compositions against these targets.

Safe Harbor Language
This press release contains certain "forward-looking statements" within the meaning of the "safe harbor" provisions of the US Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "target," "believe," "expect," "will," "may," "anticipate," "estimate," "would," "positioned," "future," and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this press release regarding the proposed business combination, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed business combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the proposed transactions contemplated by the definitive agreement. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHAC and BiomX managements' current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the agreement with respect to the business combination; (2) the outcome of any legal proceedings that may be instituted against CHAC, the combined company, or others following the announcement of the business combination and the business combination agreement; (3) the inability to complete the business combination due to the failure to obtain approval of CHAC's stockholders or to satisfy other conditions to closing in the business combination agreement; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws; (5) the ability to meet NYSE American listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of BiomX as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners, obtain adequate supply of raw materials and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that BiomX or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (11) BiomX estimates of expenses; (12) the impact of foreign currency exchange rates and interest rates fluctuations on the results of BiomX or the combined company; and (13) other risks and uncertainties indicated in the proxy statement of CHAC filed by CHAC with the SEC in connection with the business combination, including those under "Risk Factors" therein, and other documents filed or to be filed from time to time with the SEC by CHAC. A further list and description of risks and uncertainties can be found in CHAC's Prospectus dated December 14, 2018 filed with the SEC and in the proxy statement on Schedule 14A that was filed with the SEC by CHAC in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this press release is based only on information currently available to CHAC and BiomX and speaks only as of the date on which it is made. CHAC and BiomX undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Important Information
BiomX Ltd. ("BiomX"), Chardan Healthcare Acquisition Corp. ("CHAC"), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of CHAC common stock in respect of the proposed transaction described herein. Information about CHAC's directors and executive officers and their ownership of CHAC's common stock is set forth in CHAC's definitive proxy statement filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. These documents can be obtained free of charge from the sources indicated below.

In connection with the transaction described herein, CHAC has filed relevant materials with the SEC including a proxy statement on Schedule 14A and a supplement to the proxy statement on Schedule 14A. CHAC has mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction, and the supplement is available for review on the SEC’s website. INVESTORS AND SECURITY HOLDERS OF CHAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CHAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHAC, BIOMX AND THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by CHAC with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to Chardan Healthcare Acquisition Corp., 17 State Street, 21st Floor, New York, NY 10004.

CHAC contact:
Jonas Grossman
Chief Executive Officer
Chardan Healthcare Acquisition Corp.
+1-212-920-9000
grossmanj@chardanspac.com

BiomX contact:
Assaf Oron
Chief Business Officer
BiomX
+972-54-2228901
assafo@biomx.com

Media contact:
Shai Biran, Ph.D.
MacDougall
+1-781-235-3060
biomx@macbiocom.com

SOURCE Chardan Healthcare Acquisition Corp.